SPECIMEN

SPECIMEN

NUMBER
LB

SHARES

ORDINARY B SHARES

LUMENIS LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP M6778Q 12 1

THIS CERTIFIES THAT:

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY B SHARES, PAR VALUE NIS 0.85 EACH, OF

LUMENIS LTD.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and amendments thereto of the Corporation, to all of which the holder by acceptance hereto assents.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

DATED:

LUMENIS LTD. CORPORATE SEAL 1991 ISRAEL

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
BROOKLYN, NY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.